Note 16 - Preferred Shares	12 Months Ended
Dec. 31, 2021
Notes to Financial Statements
Preferred Stock [Text Block]
16.	Preferred shares

	Number of Shares	Preferred Shares Amount	Dividends paid-in-kind	Total
Balance, January 1, 2019	19,605	14,500,000	4,257,361	18,757,361
Dividends declared	81	-	78,639	78,639
Redemption of Preferred shares	(11,686)	(8,155,055)	(3,530,945)	(11,686,000)
Preferred deemed dividend	-	504,577	-	504,577
Balance, December 31, 2019	8,000	6,849,522	805,055	7,654,577
Dividends declared	365	-	365,059	365,059
Balance, December 31, 2020	8,365	6,849,522	1,170,114	8,019,636
Redemption of Preferred shares	(2,000)	(2,000,000)	-	(2,000,000)
Preferred shares converted to common shares	(6,365)	(5,195,150)	(1,170,114)	(6,365,264)
Preferred deemed dividend	-	345,628	-	345,628
Balance, December 31, 2021	-	-	-	-

On January 27, 2014, the Company entered into an agreement to sell 25,000 Series B Preferred Shares to a fund managed by Tennenbaum Capital Partners, LLC ("TCP") and 5,700 Series B Preferred Shares to Preferred Friends Investment Company Inc, an affiliate of the Company, for total net proceeds of approximately $29 million. The redemption amount of the Company’s Series B Preferred Shares is $1,000 per share. The Company used the proceeds for the acquisition of vessels and general corporate purposes. The Series B Preferred Shares paid dividends in-kind until January 29, 2019 at a rate of 5%.

The dividend rate increased to 12% for the two years following January 29, 2019 and would increase to 14% thereafter and is payable only in cash. Cash dividends were declared at each quarter and actual payments were made within the following quarter. If a cash dividend was paid on the Company's common stock after January 29, 2019, the holders of Series B Preferred Shares should receive an additional cash dividend in an amount equal to 40% of the common stock dividend it would have received on an as-converted basis. The Series B Preferred Shares could be converted at the option of their holders at any time, and at the option of the Company only if certain share price and liquidity milestones were met. Each Series B Preferred Share was convertible into common stock at a conversion price of $15.58 (as adjusted in September 2015 following the shareholders’ rights offering of the Company) subject to further adjustment for certain events. The Series B Preferred Shares were redeemable in cash by the Company at any time after the fifth anniversary of the original issue date. Holders of the Series B Preferred Shares could require the Company to redeem their shares only upon the occurrence of certain corporate events.

Following the close of trading on the Nasdaq Capital Market on May 30, 2018, the Company completed the spin-off (the “Spin-off”) of its drybulk fleet (excluding M/V Monica P, a handymax drybulk carrier, which was agreed to be sold) to EuroDry Ltd ("EuroDry"). Shareholders of the Company received one EuroDry common share for every five common shares of the Company they owned as of May 23, 2018. Shares of EuroDry commenced trading on May 31, 2018 on the Nasdaq Capital Market under the symbol "EDRY."

At the Spin-off date Euroseas distributed EuroDry Series B Preferred Shares to holders of Euroseas' Series B Preferred Shares in exchange for a number of such Euroseas Series B Preferred Shares, representing 50% of Euroseas Series B Preferred Stock, i.e. $14,500,000 of the initial preferred shares amount of the Company and $3,692,131 of dividends paid in kind. Euroseas contributed to EuroDry its interests in seven of its drybulk subsidiaries and related intercompany debts and obligations in exchange for approximately 2,254,830 of EuroDry common shares and 19,042 of EuroDry Series B Preferred Shares (representing all of the EuroDry's issued and outstanding stock as of that time). Euroseas made a special dividend of 100% of EuroDry's outstanding common shares to holders of Euroseas' common stock as of the record date of the special dividend. In addition, Euroseas distributed 100% of EuroDry Series B Preferred Shares to holders of Euroseas' Series B Preferred Shares as described above.

On June 10, 2019 the Company proceeded with the redemption of $11.7 million of value, or about 59.4%, of its outstanding Series B Preferred Shares at that time with simultaneous reduction by 4% of the dividend rate for the $8 million value of preferred shares remaining outstanding until January 29, 2021. After that date the dividend rate would increase to 14%. The difference between (1) the fair value of the consideration transferred to the holders of the Series B Preferred Shares (comprising the cash payment offered) and (2) the carrying amount of the Series B Preferred Shares before the redemption (net of issuance costs) amounted to $504,577, and was recorded as preferred deemed dividend.

In January 2021, the Company agreed to redeem 2,000 of the outstanding balance of its Series B Preferred Shares and paid $2,000,000 to the Series B Preferred Shares shareholders. In connection with the redemption, the Company agreed with its Series B Preferred Shares shareholders to set the dividend rate of its Series B Preferred Shares to 8% per annum if paid in cash and 9% if paid in-kind at the Company’s option until   January 29, 2023, after which date the dividend rate would increase to 14%, and would be payable only in cash. In June 2021, the Company converted the remaining amount of 6,365 Series B Preferred Shares into common shares. The difference between (1) the fair value of the consideration transferred to the holders of the Euroseas Series B Preferred Shares (comprising the cash payment and the shares offered) and (2) the carrying amount of the Series B Preferred Shares before the redemption and the conversion (net of issuance costs) amounted to $345,628, and was recorded as preferred deemed dividend.

For the year ended December 31, 2019 the Company declared four consecutive dividends of $1.27 million, of which $0.08 million were paid in-kind, $1.03 million were paid in cash during 2019 and another $0.16 million were accrued as of December 31, 2019 and were paid in the first quarter of 2020. For the year ended December 31, 2020, the Company declared four consecutive dividends totaling $0.69 million, of which $0.37 were paid in kind, $0.15 million were paid in cash and another $0.17 million were accrued as of December 31, 2020 and paid in February 2021. For the year ended December 31, 2021, the Company declared dividends totaling $0.26 million, all of which were paid in cash during 2021.

Subject to certain ownership thresholds, holders of Series B Preferred Shares had the right to appoint one director to the Company's board of directors and TCP also had consent rights over certain corporate actions. In addition, the holders of Series B Preferred Shares voted as one class with the Company's common stock on all matters on which shareholders are entitled to vote, with each Series B Preferred Share having a number of votes equal to 50% of the numbers of shares of common stock of the Company into which such Series B Preferred Share would be convertible on the applicable record date.